UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): October 2, 2003

                                 ConocoPhillips
             (Exact name of registrant as specified in its charter)

               Delaware                  000-49987              01-0562944
    (State or other jurisdiction of      (Commission         (I.R.S. Employer
            incorporation)               File Number)        Identification No.)


                             600 North Dairy Ashford
                              Houston, Texas 77079
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 293-1000

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99.1    --   Press release issued by ConocoPhillips on October 2, 2003.



Item 12.   Results of Operations and Financial Condition

         On October 2, 2003, ConocoPhillips issued a press release providing a third quarter 2003 interim update. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CONOCOPHILLIPS



                                    /s/ Rand C. Berney
                           -------------------------------------------
                                     Rand C. Berney
                               Vice President and Controller

October 2, 2003

                                  EXHIBIT INDEX


Exhibit
No.           Description
-------       -----------

99.1    --    Press release issued by ConocoPhillips on October 2, 2003.